UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 1, 2007
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a)   Not applicable.

(b)   Not applicable.

(c)   Chesapeake Corporation has appointed Guy Faller as Principal Accounting Officer of the Corporation effective as of January 1, 2007. Joel K. Mostrom, Senior Vice President & Chief Financial Officer, who served as Principal Accounting Officer on an interim basis until that date, will continue as Principal Financial Officer.

Faller is employed by the Corporation’s Field Group, plc, subsidiary in the United Kingdom under a Written Statement of Terms and Conditions of Employment that establishes his normal place of work, job title as Controller, salary and salary grade, a requirement of six months notice of termination of employment without cause by either the employee or employer, and benefits and perquisites consistent with those for employees in his salary grade.

(d)   Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: January 3, 2007	BY:	/s/ J. P. Causey, Jr.
J. P. Causey, Jr.
Executive Vice President, Secretary & General Counsel